Exhibit 99.1

INDEX TO FINANCIAL STATEMENTS

TCHEFUNCTE NATURAL RESOURCES, LLC

Page

Report of Independent Registered Public Accounting Firm	2

Balance Sheet as of December 31, 2010	3

Statement of Operations
for the Period from June 10, 2010 (Inception) through December 31, 2010	4

Statement of Changes in Members’ Equity (Deficit) for the Period
from June 10, 2010 (Inception) through December 31, 2010	5

Statement of Cash Flows
for the Period from June 10, 2010 (Inception) through December 31, 2010	6

Notes to Financial Statements	7

Balance Sheet as of June 30, 2011 and December 31, 2010 (unaudited)	10

Statement of Operations for the Six Month Period Ended June 30, 2011 and for the Period from June 10, 2010 (Inception) through June 30, 2010 (unaudited)	11

Statement of Changes in Members’ Equity (deficit) for the Period
from June 10, 2010 (Inception) through June 30, 2011 (unaudited)	12

Statement of Cash Flows for the Six Month Period Ended June 30, 2011 and
for the Period from June 10, 2010 (Inception) through June 30, 2010 (unaudited)	13

Notes to Financial Statements (unaudited)	14

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Mesa Energy Holdings, Inc.
Dallas, Texas

We have audited the accompanying balance sheet of Tchefuncte Natural Resources, LLC (an exploration stage company) as of December 31, 2010, and the related statements of operations, changes in members’ equity (deficit), and cash flows for the period from June 10, 2010 (Inception) to December 31, 2010. These financial statements are the responsibility of Mesa Energy Holdings, Inc.’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tchefuncte Natural Resources, LLC, as of December 31, 2010, and the results of its operations and its cash flows for the period from June 10, 2010 (Inception) to December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/GBH CPAs, PC

GBH CPAs, PC
www.gbhcpas.com
Houston, Texas

January 10, 2012

TCHEFUNCTE NATURAL RESOURCES, LLC
(An Exploration Stage Company)
Balance Sheet
As of December 31, 2010

December 31,
2010

ASSETS

Property and equipment
Oil and gas properties	$-
Furniture and equipment, less accumulated depreciation of $1,215	9,151
9,151

Total assets	$9,151

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)

Current liabilities
Advances payable – related parties	$16,353

Commitments and contingencies	-

Members’ equity (deficit)	(7,202)

Total liabilities and members’ equity (deficit)	$9,151

See accompanying notes to financial statements.

TCHEFUNCTE NATURAL RESOURCES, LLC
(An Exploration Stage Company)
Statement of Operations
For the Period from Inception (June 10, 2010) to December 31, 2010

Inception (June 10, 2010) to
December 31,
2010

Revenues	$-

Operating expenses
General and administrative	6,987
Depreciation	1,215
Total operating expenses	8,202

Loss from operations	(8,202)

Net loss	$(8,202)

See accompanying notes to financial statements.

TCHEFUNCTE NATURAL RESOURCES, LLC
(An Exploration Stage Company)
Statement of Changes in Members’ Equity (Deficit)
For the Period from Inception (June 10, 2010) to December 31, 2010

Inception (June 10, 2010) to
December 31,
2010

Balance at June 10, 2010 (inception)	$-
Contributions	1,000
Net loss	(8,202)

Balance at December 31, 2010	$(7,202)

See accompanying notes to financial statements.

TCHEFUNCTE NATURAL RESOURCES, LLC
(An Exploration Stage Company)
Statement of Cash Flows
For the Period from Inception (June 10, 2010) to December 31, 2010

Inception (June 10, 2010) to
December 31,
2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(8,202)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	1,215
Changes in operating assets and liabilities
Advances payable – related party	5,987
CASH USED IN OPERATING ACTIVITIES	(1,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Members’ contributions	1,000
CASH PROVIDED BY FINANCING ACTIVITIES	1,000

NET CHANGE IN CASH	-

CASH AT BEGINNING OF PERIOD	-
CASH AT END OF PERIOD	$-

Supplemental disclosures of cash flow information:
Cash paid for interest	$-
Cash paid for income taxes	$-

Non-cash investing and financing disclosures:
Assets purchased on TNR’s behalf by related party	$10,366

See accompanying notes to financial statements.

TCHEFUNCTE NATURAL RESOURCES, LLC
(An Exploration Stage Company)
Notes to Financial Statements
For the Period from Inception (June 10, 2010) to December 31, 2010

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

On June 10, 2010, Tchefuncte Natural Resources, LLC (“TNR”) was organized as a limited liability company in the state of Louisiana.   TNR was organized to (a) engage in business as an oil and gas exploration and development company, (b) obtain financing in connection therewith, (c) engage in any other activity authorized by the terms of its Operating Agreement or by unanimous consent of its members, and (d) engage in any and all activities related or incidental to any of the foregoing.  Activities of TNR are governed by an Operating Agreement dated June 10, 2010 (the “Operating Agreement”).

Basis of financial statement presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States and the rules of the Securities and Exchange Commission (the “SEC”).

Exploration stage company

TNR is in the exploration stage in accordance with SEC guidance and Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 915 - Development Stage Entities. Its activities to date have been limited to capital formation, organization, and development of its business.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

Cash equivalents are highly liquid investments with an original maturity of three months or less. During the period from inception to December 31, 2010, TNR had no cash.

Furniture and equipment

Furniture and Equipment acquired in the normal course of business are recorded at original cost and may be adjusted for any additional significant improvements after purchase. We depreciate the cost evenly over the assets’ estimated useful lives. Upon retirement or sale, the cost of the assets disposed of and the related accumulated depreciation are removed from the accounts, with any resultant gain or loss being recognized as a component of other income or expense.

Income taxes

TNR is a Louisiana limited liability company and is not currently subject to any income, franchise, margin or equivalent taxes in any state other than Louisiana or under any federal jurisdiction.

As of December 31, 2010, profits and losses of TNR are shared by members as follows:  Carolyn Monica Greer (50%) and Willie Willard Powell (50%).  Losses of TNR are shared by members in proportion to their capital accounts on the day before the last day of the fiscal year.  TNR is treated as a partnership for federal tax purposes.

Subsequent events

TNR has evaluated all transactions from December 31, 2010 through the financial statement issuance date for subsequent event disclosure consideration and has disclosed all necessary transactions.

Recently issued accounting pronouncements

TNR does not expect the adoption of any recently issued accounting pronouncements to have a significant impact on its financial position, results of operations or cash flows.

NOTE 2 – FURNITURE AND EQUIPMENT

Major classes of property and equipment together with their estimated useful lives, consisted of the following:

	Years	December 31, 2010

Office furniture and equipment	3-5	$10,366
Less accumulated depreciation		(1,215)
Net furniture and equipment		$9,151

NOTE 3 – DEBT - RELATED PARTIES

At December 31, 2010, advances payable to related parties consisted of amounts owed to Members for cash expended on behalf of TNR for office rent, computer software and equipment, and supplies. This advances payable balance was $16,353 as of December 31, 2010.

NOTE 4 – MEMBERS’ EQUITY

On the date of organization of TNR, each of the two Members contributed $500 of capital to TNR.  Profits and losses are allocated among Members in accordance with their respective membership percentage interests.

NOTE 5 – SUBSEQUENT EVENTS

On March 14, 2011, TNR acquired Lake Hermitage Field from Maritech Resources, Inc. in exchange for assuming the asset retirement obligations assessed by the state of Louisiana in the amount of $2,587,084 and net cash received from Maritech of $804,143.  The net purchase price on the date of acquisition was:

Present value of asset retirement obligations assumed	$1,636,700
Net cash received	(804,143)
Net purchase price	$832,557

TNR Acquisition of Samson Properties

On May 20, 2011, TNR paid $300,000 cash as an earnest money deposit on the purchase price of certain oil and gas properties (the “Samson Properties”) from Samson Contour Energy E&P, LLC (“Samson”). TNR completed the acquisition of the Samson Properties on July 22, 2011.

Immediately prior to the closing of the acquisition of TNR by Mesa Energy, Inc. (“MEI”) (discussed below), TNR completed the acquisition of properties in four fields in south Louisiana from Samson for a total purchase price, net of post-closing adjustments, of $4,936,231. TNR used net cash of $5,671,525 from MEI’s Loan Agreement with The F&M Bank & Trust Company to fund the initial purchase price for the properties of $5,071,525 and to fund $600,000, representing a portion of the obligations for the Site Specific Trust Accounts (“SSTAs”), for plugging liability on wells owned and operated by Samson. TNR received a post-closing payment from Samson of $735,294 for adjustments to the purchase price resulting in a net purchase price of $4,936,231.

In addition, MEI provided letters of credit in the aggregate amount of $4,704,037 pursuant to the Loan Agreement, which were used to replace letters of credit in place by TNR and Samson for existing SSTAs as well as to provide additional, newly created SSTAs.  TNR recorded the purchase price as follows:

Assets acquired:
Oil and gas properties	$5,808,284
Site Specific Trust Account deposit	600,000
Total assets received	6,408,284

Liabilities acquired:
Present value of asset retirement obligations	(1,472,053)
Net assets acquired	$4,936,231

MEI Acquisition of TNR

On July 22, 2011, 100% of the members’ interests in TNR were acquired by MEI.  At the closing, TNR became a wholly-owned subsidiary of MEI. In exchange for their members’ interests, the selling members of TNR received an aggregate of 21.2 million shares of Mesa Energy Holding, Inc.’s (“Mesa”) common stock valued at $2,968,000 based on the closing price of Mesa’s stock on July 22, 2011, as follows:

a)	in exchange for all of the issued and outstanding members’ interests of TNR (20 million shares),
b)	the retirement of notes payable in the amount of $150,000 (1.2 million shares),
c)
the selling members retained an overriding royalty interest on each lease owned by TNR and on each lease acquired pursuant to the acquisition of Samson equal to the difference between a 75% net revenue interest (“NRI”) (on an 8/8ths basis) and the current NRI, not to exceed 3%.

TCHEFUNCTE NATURAL RESOURCES, LLC
Balance Sheets
As of June 30, 2011 and December 31, 2010
(unaudited)

	June 30,	December 31,
	2011	2010
ASSETS

Current assets
Cash and cash equivalents	$474,945	$-
Restricted cash	500,000	-
Accounts receivable	612,495	-
Prepaid expenses	20,541	-

Total current assets	1,607,981	-

Property and equipment
Oil and gas properties, using successful efforts accounting
Properties subject to amortization, less accumulated depletion of $23,108 and $0, respectively	891,542	-
Property and equipment, less accumulated depreciation of $2,879 and $1,215, respectively	194,001	9,151
Land	10,000	-
	1,095,543	9,151

Deposit for property acquisition	300,000	-

Total assets	$3,003,524	$9,151

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)

Current liabilities
Accounts payable and accrued liabilities	$288,681	$-
Revenue payable	233,198	-
Advances payable – related party	75,000	16,353

Total current liabilities	596,879	16,353

Noncurrent liabilities
Notes payable	140,637	-
Asset retirement obligation	1,680,997	-

Total liabilities	2,418,513	16,353

Commitments and contingencies	-	-

Members’ equity (deficit)	585,011	(7,202)

Total liabilities and members’ equity (deficit)	$3,003,524	$9,151

See accompanying notes to financial statements.

TCHEFUNCTE NATURAL RESOURCES, LLC
Statements of Operations
For the Six Month Period Ended June 30, 2011 and
For the Period from Inception (June 10, 2010) to June 30, 2010
(unaudited)

		Inception (June 10, 2010) to
	June 30,	June 30,
	2011	2010

Revenues	$1,367,930	$-

Operating expenses
Lease operating expense	567,559	-
Depreciation, depletion and amortization	24,772	-
Accretion expense	44,297	-
General and administrative	139,181	200
Total operating expenses	775,809	200

Income (loss) from operations	592,121	(200)

Other income (expense)
Interest income	1,260	-
Interest expense	(1,168)	-
Total other income	92	-

Net income (loss)	$592,213	$(200)

See accompanying notes to financial statements.

TCHEFUNCTE NATURAL RESOURCES, LLC
Statement of Changes in Members’ Equity (Deficit)
For the Period from Inception (June 10, 2010) to June 30, 2011
 (unaudited)

Members’
Equity

Balance at June 10, 2010 (inception)	$-
Contributions	1,000
Net loss	(8,202)
Balance at December 31, 2010	(7,202)
Net income	592,213
Balance at June 30, 2011	$585,011

See accompanying notes to financial statements.

TCHEFUNCTE NATURAL RESOURCES, LLC
Statements of Cash Flows
For the Six Month Period Ended June 30, 2011
and For the Period from Inception (June 10, 2010) to June 30, 2010
(unaudited)
		Inception (June 10, 2010) to
	June 30,	June 30,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$592,213	$(200)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Accretion of asset retirement obligations	44,297	-
Depreciation, depletion and amortization expense	24,772	-
Changes in operating assets and liabilities
Accounts receivable	(612,495)	-
Prepaid expenses and other current assets	(20,541)	-
Accounts payable and accrued expenses	288,681	-
Advances payable – related parties	(5,987)	(800)
Revenue payable	233,198	-
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	544,138	(1,000)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(196,514)	-
Payments to related parties for assets purchased on TNR’s behalf	(10,366)	-
Payments for pre-acquisition costs for oil and gas property	(82,093)	-
Proceeds from oil and gas property acquisition	804,143	-
Restricted cash – certificate of deposit pledged as guaranty of asset retirement obligation	(500,000)	-
Payment of deposit for oil and gas property acquisition	(300,000)	-
Proceeds from advances from related party for property deposit	75,000	-
CASH USED IN INVESTING ACTIVITIES	(209,830)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings on debt	143,007	-
Payments on debt	(2,370)	-
Members’ contributions	-	1,000
CASH PROVIDED BY FINANCING ACTIVITIES	140,637	1,000

NET CHANGE IN CASH	474,945	-

CASH AT BEGINNING OF PERIOD	-	-
CASH AT END OF PERIOD	$474,945	$-

Supplemental disclosures of cash flow information:
Cash paid for interest	$1,168	$-
Cash paid for income taxes	$-	$-

Non-cash investing and financing disclosures:
Asset retirement obligations acquired	$1,636,700	$-
Assets purchased on TNR’s behalf by related party	$-	$10,366
See accompanying notes to financial statements.

TCHEFUNCTE NATURAL RESOURCES, LLC
Notes to Financial Statements
For the Six Months Ended June 30, 2011
(Unaudited)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

On June 10, 2010, Tchefuncte Natural Resources, LLC (“TNR”) was organized as a limited liability company in the state of Louisiana.   TNR was organized to (a) engage in business as an oil and gas exploration and development company, (b) obtain financing in connection therewith, (c) engage in any other activity authorized by the terms of its Operating Agreement or by unanimous consent of its members, and (d) engage in any and all activities related or incidental to any of the foregoing.  Activities of TNR are governed by an Operating Agreement dated June 10, 2010, as amended March 10, 2011 (the “Operating Agreement”).

Basis of financial statement presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States and the rules of the Securities and Exchange Commission (the “SEC”).

Exploration stage company

TNR was previously in the exploration stage in accordance with SEC guidance and Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 915 - Development Stage Entities. During the six months ended June 30, 2011, TNR exited the exploration stage upon acquisition of the Lake Hermitage properties.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.  Significant estimates are required for proved oil and gas reserves which could have a material impact on the carrying value of oil and gas properties.  Significant estimates also include TNR’s estimate of future asset retirement obligations.

Cash, cash equivalents and restricted cash

Cash equivalents are highly liquid investments with an original maturity of three months or less. TNR maintains its cash in bank deposit accounts which, at times, may exceed the federally insured limits. Interest bearing accounts are guaranteed by the FDIC up to $250,000. At June 30, 2011, TNR had no interest bearing deposits in excess of FDIC limits. TNR has not experienced any losses in such accounts.

Accounts receivable

Accounts receivable consist primarily of oil and gas receivables, net of a valuation allowance for doubtful accounts.

Furniture and equipment

Furniture and equipment acquired in the normal course of business are recorded at original cost and may be adjusted for any additional significant improvements after purchase. We depreciate the cost evenly over the assets’ estimated useful lives. Upon retirement or sale, the cost of the assets disposed of and the related accumulated depreciation are removed from the accounts, with any resultant gain or loss being recognized as a component of other income or expense.

Oil and gas properties, successful efforts method

TNR uses the successful efforts method of accounting for oil and gas producing activities. Under the successful efforts method, costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells that find proved reserves, and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of carrying and retaining unproved properties are expensed as incurred. TNR evaluates its proved oil and gas properties for impairment on a well by well basis whenever events or changes in circumstances indicate that an asset’s carrying value may not be recoverable. TNR follows Accounting Standards Codification ASC 360 - Property, Plant, and Equipment, for these evaluations. Unamortized capital costs are reduced to fair value if the undiscounted future net cash flows from our interest in the property’s estimated proved reserves are less than the asset’s net book value.

Proved reserves

Estimates of TNR’s proved reserves included in this report are prepared in accordance with accounting principles generally accepted in the United States of America and SEC guidelines. TNR’s engineering estimates of proved oil and natural gas reserves directly impact financial accounting estimates, including depreciation, depletion and amortization expense and the impairment. Proved oil and natural gas reserves are the estimated quantities of oil and natural gas reserves that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under period-end economic and operating conditions. The process of estimating quantities of proved reserves is very complex, requiring significant subjective decisions in the evaluation of all geological, engineering and economic data for each reservoir. The accuracy of a reserve estimate is a function of: (i) the quality and quantity of available data; (ii) the interpretation of that data; (iii) the accuracy of various mandated economic assumptions and (iv) the judgment of the persons preparing the estimate. The data for a given reservoir may change substantially over time as a result of numerous factors, including additional development activity, evolving production history and continual reassessment of the viability of production under varying economic conditions. Changes in oil and natural gas prices, operating costs and expected performance from a given reservoir also will result in revisions to the amount of TNR’s estimated proved reserves. TNR engages reserve engineers to estimate its proved reserves.

Asset retirement obligations

TNR follows the provisions of the Accounting Standards Codification ASC 410 - Asset Retirement and Environment Obligations. The fair value of an asset retirement obligation is recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The present value of the estimated asset retirement costs is capitalized as part of the carrying amount of the long-lived asset. TNR’s asset retirement obligations relate to the abandonment of oil and gas producing facilities. The amounts recognized are based upon numerous estimates and assumptions, including future retirement costs, future recoverable quantities of oil and gas, future inflation rates and the credit-adjusted risk-free interest rate.

Revenue recognition

Revenues from the sale of oil and natural gas are recognized when the product is delivered at a fixed or determinable price, title has transferred, and collectability is reasonably assured and evidenced by a contract. TNR follows the “sales method” of accounting for oil and natural gas revenue, so it recognizes revenue on all natural gas or crude oil sold to purchasers, regardless of whether the sales are proportionate to its ownership in the property. A receivable or liability is recognized only to the extent that TNR has an imbalance on a specific property greater than its share of the expected remaining proved reserves.  For oil sales, this occurs when the customer's truck takes delivery of oil from the operators’ storage tanks.

Subsequent events

TNR has evaluated all transactions from June 30, 2011 through the financial statement issuance date for subsequent event disclosure consideration and has disclosed all necessary transactions.

Recently issued accounting pronouncements

TNR does not expect the adoption of any recently issued accounting pronouncements to have a significant impact on its financial position, results of operations or cash flows.

NOTE 2 – OTHER CURRENT ASSETS

Restricted cash comprises:

●
A $500,000 certificate of deposit pledged as collateral to Resource Bank as security for a Letter of Credit provided to the State of Louisiana as a guaranty under the state’s Site Specific Trust Agreement established to provide for abandonment and restoration costs of oil and gas properties.  The restriction on this certificate of deposit was released on July 22, 2011 when Mesa Energy, Inc. (“MEI”) acquired TNR and MEI put up a $600,000 deposit with the state.  See Note 9 - Subsequent Events.

Deposit for property acquisition comprises:

●
$300,000 cash for use as a deposit on the purchase price of certain oil and gas properties (the “Samson Properties”) from Samson Contour Energy E&P, LLC (“Samson”).  The deposit was utilized on July 22, 2011 when the purchase was completed.  See Note 9 - Subsequent Events.

NOTE 3 – OIL AND GAS PROPERTIES

On March 14, 2011, TNR acquired the Lake Hermitage Field from Maritech Resources, Inc. in exchange for assuming the asset retirement obligations assessed by the state of Louisiana in the amount of $2,587,084 and net cash received from Maritech of $804,143.  The net purchase price on the date of acquisition was:

Present value of asset retirement obligations assumed	$1,636,700
Net cash received	(804,143)
Net purchase price	$832,557

TNR’s oil and gas properties at June 30, 2011 are located in the United States.

The carrying values, net of depletion, at June 30, 2011 and December 31, 2010 of TNR’s oil and gas properties were:

Prospect	June 30, 2011	December 31, 2010

Lake Hermitage Field	$891,542	$-
Total	$891,542	$-

Net oil and gas properties at June 30, 2011 were:

Year Incurred	Acquisition Costs	Exploration Costs	Dry Hole Cost	Disposition of assets	Accumulated Depletion	Total
2011	$914,650	$-	$-	$-	$(23,108)	$891,542
Total	$914,650	$-	$-	$-	$(23,108)	$891,542

NOTE 4 – PROPERTY AND EQUIPMENT

Major classes of property and equipment together with their estimated useful lives, consisted of the following:
	Years	June 30, 2011	December 31, 2010

Building and improvements	5-20	$118,157	$-
Machinery and equipment	5	50,730	-
Office furniture and equipment	3-5	27,993	10,366
		196,880	-
Less: Accumulated depreciation		(2,879)	(1,215)
Net property and equipment before land		194,001	9,151
Land for camp to house crews	N/A	10,000	-
Total property and equipment, net		$204,001	$9,151

Depreciation expense for the six months ended June 30, 2011 was $1,664.

NOTE 5 – ADVANCES PAYABLE – RELATED PARTY

During the six months ended June 30, 2011, the CEO of MEI personally advanced TNR $75,000 for use as a portion of the earnest money deposit for the future purchase of the Samson Properties in July 2011. See Note 9 - Subsequent Events.

NOTE 6 - DEBT

On April 21, 2011, TNR issued a promissory note in the amount of $43,007 pursuant to a Business Loan Agreement with Resource Bank for the purchase of a boat to use to transport work crews.  Payments of $1,320 are due monthly on the note until maturity on April 21, 2014. The note bears interest at 6.5% annually and is collateralized by the boat.

On May 18, 2011, TNR issued a promissory note in the amount of $100,000 pursuant to a Multiple Indebtedness Mortgage Agreement with Resource Bank for land and building to use as a field operations facility.  Payments of $736 are due monthly on the note and a final payment of $92,523 is due upon maturity on May 18, 2014.  The note bears interest at 6.25% annually and is collateralized by the land and building.

These notes are personally guaranteed by the members of TNR.  See Note 9 – Subsequent Events for more discussion on the personal guarantees.

NOTE 7 – ASSET RETIREMENT OBLIGATION

Activity for asset retirement obligation for the six months ended June 30, 2011 is as follows:

June 30, 2011

Asset retirement obligations at beginning of the period	$-
Acquisition of asset retirement obligation	1,636,700
Accretion expense	44,297
Asset retirement obligations at end of the period	$1,680,997

NOTE 8 – MEMBERS’ EQUITY

On January 27, 2011, David Freeman was added as a Member of TNR.  No member contribution was required of Mr. Freeman for his interest.  At June 30, 2011, TNR had three members.  Profits and losses are allocated among Members equally in accordance with their respective membership percentage interests as defined in the Operating Agreement dated June 10, 2010, as amended on March 10, 2011.

NOTE 9 – SUBSEQUENT EVENTS

TNR Acquisition of Samson Properties

On May 20, 2011, TNR paid $300,000 cash as an earnest money deposit on the purchase price of certain oil and gas properties (the “Samson Properties”) from Samson Contour Energy E&P, LLC(“Samson”). TNR completed the acquisition of the Samson properties on July 22, 2011.

Immediately prior to the closing of the acquisition of TNR by MEI (discussed below), TNR completed the acquisition of properties in four fields in south Louisiana, the Samson Properties, from Samson for a total purchase price, net of post-closing adjustments, of $4,936,231.  TNR used net cash of $5,671, 525 from MEI’s Loan Agreement with The F&M Bank & Trust Company to fund the initial purchase price for the properties of $5,071,525 and to fund $600,000, representing a portion of the obligations for the Site Specific Trust Accounts (“SSTAs”), for plugging liability on wells owned and operated by Samson.  TNR received a post-closing payment from Samson of $735,294 for adjustments to the purchase price resulting in a net purchase price of $4,936,231.

In addition, MEI provided letters of credit in the aggregate amount of $4,704,037 pursuant to the Loan Agreement, which were used to replace letters of credit in place by TNR and Samson for existing SSTAs as well as to provide additional, newly created SSTAs.  TNR recorded the purchase price as follows:

Assets acquired:
Oil and gas properties	$5,808,284
Site Specific Trust Account deposit	600,000
Total assets received	6,408,284

Liabilities acquired:
Present value of asset retirement obligations	(1,472,053)

$4,936,231

MEI Acquisition of TNR

On July 22, 2011, 100% of the members’ interests in TNR were acquired by MEI.  At the closing, TNR became a wholly-owned subsidiary of MEI. In exchange for their members’ interests, the selling members of TNR received an aggregate of 21.2 million shares of Mesa Energy Holdings, Inc.’s (“Mesa”) common stock valued at $2,968,000 based on the closing price of Mesa’s stock on July 22, 2011, as follows:

a)	in exchange for all of the issued and outstanding members’ interests of TNR (20 million shares),
b)	for the retirement of notes payable in the amount of $150,000 (1.2 million shares),
c)
the selling members retained an overriding royalty interest on each lease owned by TNR and on each lease acquired pursuant to the acquisition of Samson equal to the difference between a 75% net revenue interest (“NRI”) (on an 8/8ths basis) and the current NRI, not to exceed 3%.

In addition, on July 26, 2011, the selling members agreed to continue to provide personal guarantees on the notes for the boat and camp (see Note 6 – Debt) in exchange for an additional 30,000 shares of Mesa’s stock valued at $4,650 based on the closing price of Mesa’s stock on July 26, 2011.